UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐
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☒		Preliminary Proxy Statement
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☐		Definitive Proxy Statement
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☐		Soliciting Material Pursuant to §240.14a-12

MADISON MOSAIC EQUITY TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MADISON MOSAIC EQUITY TRUST

Madison Mosaic Small/Mid-Cap Fund

May __, 2011

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders (the “Meeting”) of the Madison Mosaic Small/Mid-Cap Fund (the “Fund”) to be held at 550 Science Drive, Madison, Wisconsin 53711 on June 27, 2011, at 10:00 a.m., local time, to vote on two important proposals affecting the Fund.  We are asking shareholders of the Fund to approve a subadvisory agreement between Madison Investment Advisors, LLC, the investment adviser to the Fund (“Madison”), and NorthRoad Capital Management LLC, the proposed subadviser to the Fund (“NorthRoad”).  We are also asking shareholders of the Fund to vote on an amended and restated advisory agreement between Madison and the Fund (the “Amended Advisory Agreement”) to increase the advisory fee paid by the Fund to Madison and to allow Madison to engage a subadviser to manage the Fund.

As discussed in more detail in the enclosed Proxy Statement, the Board of Trustees (the “Board”) of the Madison Mosaic Equity Trust (the “Trust”) unanimously selected NorthRoad to serve as subadviser to the Fund, subject to shareholder approval of a subadvisory agreement between Madison and NorthRoad (the “Subadvisory Agreement”).  In connection with the addition of NorthRoad as subadviser to the Fund, the name of the Fund will be changed from the “Madison Mosaic Small/Mid-Cap Fund” to the “NorthRoad International Fund” and the Fund’s investment objective will be changed from “long-term growth” to “long-term capital appreciation by investing in non-U.S. companies,” neither of which require shareholder approval.  Please note that although the advisory fee paid by the Fund to Madison under the Amended Advisory Agreement will increase from 0.75% to 0.80% (annualized), which will, like the Subadvisory Agreement, require shareholder approval, total fund operating expenses will decrease from 1.25% to 1.15% (annualized).  In addition, the subadvisory fee due to NorthRoad for its services will be paid by Madison, not the Fund.

The question and answer section that follows discusses the proposal to approve the Subadvisory Agreement and the proposal to increase the advisory fee payable under the Amended Advisory Agreement.  The Proxy Statement itself provides greater detail about the proposals.  The Board recommends that you read the enclosed materials carefully and vote in favor of the proposals, as the Board believes the proposals are in the best interests of the Fund’s shareholders.

You may choose to mail a completed proxy card (enclosed) to authorize a proxy to vote your shares, which is commonly known as proxy voting, or you may vote in person at the Meeting on June 27, 2011.  Internet and telephone voting options will not be available.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the Meeting, you can vote in advance using the mail option.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

(signature to be provided on final)
Katherine L. Frank
President of Madison Mosaic Equity Trust

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q.           Why am I receiving this Proxy Statement?

A.
At a meeting held on April 26, 2011, the Board unanimously selected NorthRoad to serve as subadviser to the Fund, subject to shareholder approval of the Subadvisory Agreement and the Amended Advisory Agreement between the Fund and Madison to increase the advisory fee paid by the Fund to Madison.   Accordingly, we are asking shareholders to approve the proposed Subadvisory Agreement and the proposed Amended Advisory Agreement.

Q.           How does the addition of a subadviser affect the Fund?

A.
In conjunction with the addition of NorthRoad as subadviser to the Fund, the Fund is also changing its name to the “NorthRoad International Fund” and changing its investment objective to long-term capital appreciation by investing in non-U.S. companies.  This will change the Fund’s strategies from investing in small to mid-sized U.S. companies to investing in securities of companies with a market capitalization of approximately $3 billion or greater that are domiciled in countries other than the U.S.  Also, upon shareholder approval of the proposed Subadvisory Agreement and the proposed Amended Advisory Agreement, the Fund will sell essentially all of its current investments and invest the proceeds in such international equity securities.

Q.	Will the Fund’s overall fees be the same upon approval of the Subadvisory Agreement and the Amended Advisory Agreement?

A.
The Fund’s overall fees will decrease upon approval of the Subadvisory Agreement and the Amended Adviosry Agreement. Although the investment advisory fee applicable to the Fund will increase from its current level of 0.75% of average net assets (annualized) to 0.80% pursuant to the proposed Amended Advisory Agreement, all remaining Fund administrative and other expenses will be capped at a lower rate than the current level pursuant to an amendment and restatement to the Fund’s services agreement with Madison (the “Amended Services Agreement”).  As a result, total Fund operating expenses will decrease from 1.25% of average net assets (annualized) to 1.15% on July 1, 2011, assuming the Subadvisory Agreement and the Amended Advisory Agreement are approved.  The only changes to the existing advisory agreement (the “Current Advisory Agreement”) between the Trust, on behalf of the Fund, and Madison will be the change to the investment advisory fee, described above, and the addition of a provision which allows Madison to engage subadvisers for the Fund.  Moreover, the subadvisory fee due to NorthRoad will be paid by Madison and not by the Fund.

Madison may not increase the fee paid under the Amended Advisory Agreement without shareholder approval.  Similarly, Madison may not increase the rate of administrative and other expenses paid pursuant to the Fund’s Amended Services Agreement with Madison without the approval of the Fund’s Board of Trustees.

Q.           How does the Board recommend that I vote?

A.
After careful consideration, the members of the Board, the majority of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended, recommend that you vote FOR approval of the Subadvisory Agreement and FOR approval of the Amended Advisory Agreement.  The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement.

Q.           How can I authorize a proxy or vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card(s):

•	By mail, using the enclosed proxy card(s) and return envelope; or
•	In person at the shareholder meeting.

•

IMPORTANT INFORMATION FOR SHAREHOLDERS

MADISON MOSAIC EQUITY TRUST

Madison Mosaic Small/Mid-Cap Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Small/Mid-Cap Fund (the “Fund”), a series of Madison Mosaic Equity Trust (the “Trust”), will be held at 500 Science Drive, Madison, Wisconsin 53711 on June 27, 2011, at 10:00 a.m., local time, for the purpose of considering the proposals set forth below:

1.	To approve a subadvisory agreement (the “Subadvisory Agreement”) between NorthRoad Capital Management LLC (“NorthRoad”) and Madison Investment Advisors, LLC (“Madison”); and

2.
To approve an amended and restated advisory agreement (the “Amended Advisory Agreement”) between the Fund and Madison to increase the advisory fee paid by the Fund to Madison and to authorize Madison to engage a subadviser to manage the Fund; and

3.	To transact such other business as may be properly brought before the Meeting.

The Board of Trustees recommends that shareholders vote FOR the proposals.

Only shareholders of record of the Fund at the close of business on May __, 2011, the record date for this Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote. The persons named as proxies will vote in their discretion on any procedural matter that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

(signature to be provided on final)
Holly S. Baggot
Secretary of Madison Mosaic Equity Trust
Madison, Wisconsin
May __, 2011

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY
A shareholder may think that his or her vote is not important, but it is vital for the Fund’s continued operation.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States.  Your prompt return of the enclosed proxy card may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

May __, 2011

MADISON MOSAIC EQUITY TRUST

Madison Mosaic Small/Mid-Cap Fund

500 Science Drive
Madison, Wisconsin 53711

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Trustees (the “Board”) of the Small/Mid-Cap Fund (the “Fund”), a series of Madison Mosaic Equity Trust (the “Trust”), for voting at a special meeting of shareholders (the “Meeting”) to be held on June 27, 2011, at 10:00 a.m., local time, at 500 Science Drive, Madison, Wisconsin 53711.  The Trust is an open-end management investment company, organized as a Massachusetts business trust.  The purpose of the Meeting is to seek shareholder approval of (1) a subadvisory agreement between NorthRoad Capital Management LLC (“NorthRoad”) and Madison Investment Advisors, LLC (“Madison”), (2) an amended and restated investment advisory agreement between the Fund and Madison to increase the advisory fee paid by the Fund to Madison and to authorize Madison to engage a subadviser to manage the Fund, and (3) to transact such other business as may be properly brought before the Meeting.

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about May __, 2011, or as soon as practicable thereafter.

The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Madison.  In addition to the solicitation by mail, certain officers and representatives of the Trust, and certain officers and employees of Madison, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.

A proxy is enclosed with respect to the shares you own in the Fund.  If you return a properly executed proxy, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full share is entitled to one vote and each fractional share to a proportionate fractional vote.  If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on June 27, 2011:  The Notice of Meeting, Proxy Statement and

Proxy Card are available at www.mosaicfunds.com/smidproxy.htm.

If you need additional copies of this Proxy Statement or proxy card, please contact the Trust at 1-800-767-0300 or in writing at 500 Science Drive, Madison, Wisconsin 53711.  Additional copies of this Proxy Statement will be delivered to you promptly upon request.  To obtain directions to attend the Meeting, please call 1-800-767-0300.  For a free copy of the Trust’s annual report for the fiscal year ended December 31, 2010 or the most recent semi-annual report, please contact the Trust at the toll-free telephone number or address set forth above.

BACKGROUND TO PROPOSALS

At an in-person meeting held on April 26, 2011, the Board, including a majority of the members who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously selected NorthRoad, an affiliate of Madison, to act as subadviser to the Fund.  Contemporaneously with this decision, the Board:

1.
Approved a new subadvisory agreement between Madison and NorthRoad (the “Subadvisory Agreement”) pursuant to which NorthRoad would provide investment advisory services to the Fund, pending shareholder approval of the Subadvisory Agreement.

2.
Approved an amended and restated investment advisory agreement between the Fund and Madison (the “Amended Advisory Agreement”), increasing the fee paid with regard to the Fund’s management from 0.75% to 0.80% of average net assets (annualized) and authorizing Madison to engage a subadviser to manage the Fund, pending shareholder approval of the amended and restated Advisory Agreement.

3.
Approved an amended and restated administrative services agreement between the Fund and Madison (the “Amended Services Agreement”), decreasing the fee paid for all administrative and other services Madison arranges to be provided to the Fund from 0.50% to 0.35% of average net assets (annualized), contingent on shareholder approval of the Subadvisory Agreement and the Amended Advisory Agreement.

4.
Approved changing the Fund’s investment objectives and strategies, to be effective July 1, 2011 and contingent upon shareholder approval of the Subadvisory Agreement and the Amended Advisory Agreement, so that the Fund’s investment objective would be to seek to achieve capital appreciation by investing in non-U.S. companies.  The Fund would seek to achieve its investment objective by investing, under normal market conditions, in securities of companies with a market capitalization of approximately $3 billion or greater that are domiciled in countries other than the U.S.

As discussed further below, the Board’s decision to select NorthRoad and approve the Amended Advisory Agreement was based on a number of factors, including the failure of the Fund to attract new investors based on its current investment objectives and strategies.  In reaching its decision, the Board reviewed NorthRoad’s history, the credentials and experience of its senior personnel and portfolio managers and its investment and research process. Based on these and other factors, the Board determined that it is in the best interests of the Fund and its shareholders to take the actions identified in items 1 through 4 above to be effective July 1, 2011.  Upon shareholder approval, the Subadvisory Agreement will be in effect for an initial two-year period from the date of its effectiveness.

If shareholders of the Fund do not approve the Subadvisory Agreement and the Amended Advisory Agreement, the Fund will continue to operate under its current investment objectives and policies.  However, in light of the failure by the Fund to attract new investors based on these objectives and policies, if the shareholders of the Fund do not approve the recommended proposals, the Board will consider future alternatives that it considers to be in the best interests of the shareholders of the Fund, which may include liquidation, retaining another subadviser or combination with another fund.

The form of the Subadvisory Agreement, the material terms of which are discussed below under Proposal 1, is attached to this Proxy Statement as Exhibit A.  The form of the Amended Advisory Agreement is attached to this Proxy Statement as Exhibit B.  The terms of the Amended Advisory Agreement are identical to the terms of the Current Advisory Agreement with respect to services provided by Madison to the Fund except for the change in the fee rate and the provision regarding appointment of a subadviser.  The material terms of the Current and Amended Advisory Agreements are compared below under Proposal 2.

PROPOSAL 1

APPROVAL OF THE SUBADVISORY AGREEMENT BETWEEN

MADISON AND NORTHROAD

At the Meeting, shareholders of the Fund will be asked to approve the Subadvisory Agreement, which, if approved by shareholders, will become effective July 1, 2011.  Under the proposed Subadvisory Agreement, NorthRoad will provide continuous advice and recommendations concerning the investments of the Fund and will be responsible for selecting the broker-dealers who execute the portfolio transactions.

Compensation Paid to NorthRoad

Under the proposed Subadvisory Agreement, NorthRoad will be compensated by Madison for its investment advisory services at the annual rate of 0.80% of the Fund’s average daily net assets (annualized).

For the fiscal year ended December 31, 2010, the Fund did not have a subadviser.  Rather, Madison served as the Fund’s investment adviser.  In that capacity, Madison received $10,200 as compensation for its advisory services to the Fund.  There were no brokerage commissions paid by the Fund to affiliated brokers for the Fund’s fiscal year ended December 31, 2010 or to date. The Fund paid an additional $6,800 to Madison for all remaining expenses for the fiscal year ended December 31, 2010, including custody, fund accounting, fund administration, transfer agency, audit, tax, legal, compliance and applicable federal and state registration or notice filing fees, pursuant to a services agreement between Madison and the Fund.

Information about NorthRoad

NorthRoad is an investment advisory firm specializing in international/global equity investing.  It is located at 530 Fifth Avenue, 3rd Floor, New York, New York 10036. The Subadvisory Agreement provides that NorthRoad will provide continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.

NorthRoad is an affiliate of Madison and both are under the common control of Madison Investment Holdings, Inc.

As of December 31, 2010, NorthRoad, which was founded in 2002, managed approximately $600 million in assets, consisting primarily of institutional accounts.  The Fund would be the only mutual fund that NorthRoad manages if the Subadvisory Agreement is approved.

Executive Officers of NorthRoad.  The executive officers of NorthRoad, in alphabetical order, are Courtney Liebig Dean, Russell Mahland, Donal Mastrangelo, Charles Saunders, James Shore and Raymond Vars.  Mr. Mahland also serves as Chief Compliance Officer of NorthRoad.  The above persons may be deemed to be control persons of NorthRoad due to their ownership in and/or position with the firm.  The address of all of the above individuals is NorthRoad Capital Management LLC, 530 Fifth Avenue, 3rd Floor, New York, New York 10036.

Parents of NorthRoad.  Madison Asset Management, LLC (“MAM”), a subsidiary of Madison Investment Holdings, Inc. (“MIHI”), holds 56.50% of the voting securities of NorthRoad. MIHI holds 100% of the voting securities of MAM.  The principal business address of MAM and MIHI is 550 Science Drive, Madison, Wisconsin 53711.

Portfolio Management Team.  If the Subadvisory Agreement is approved, three members of NorthRoad’s portfolio management team will be responsible for the day-to-day management of the Fund’s portfolio.  All team members work together to develop investment strategies and select securities for the Fund.  They are:

•
Charles D. Saunders.  Mr. Saunders is a Principal of NorthRoad. Prior to joining NorthRoad, Mr. Saunders was responsible for the International Equity Fund for the State of Wisconsin Investment Board.  Mr. Saunders was Vice President, Investment Banking, for The Industrial Bank of Japan in Tokyo from 1988-1994.  Mr. Saunders holds a B.A. from Lawrence University, an M.B.A. from Columbia University and is a CFA charter holder.

•
James A. Shore.  Mr. Shore is a Principal of NorthRoad.  Prior to becoming a founding member of NorthRoad in 2002, Mr. Shore was an international and global Portfolio Manager at Lazard Asset Management. He also spent several years as a global industrials analyst. Before Lazard, he was an

•	international Portfolio Manager/Analyst with Brandes Investment Partners, Inc. Mr. Shore has a B.A. with honors from Williams College and is a CFA charter holder.

•
Raymond T. Vars.  Mr. Vars is a Principal of NorthRoad.  Prior to becoming a founding member of NorthRoad in 2002, Mr. Vars was an international and global Portfolio Manager at Lazard Asset Management. He also spent several years as a global auto industry analyst as well as a quantitative analyst. Before joining Lazard in 1995, he was an analyst at Asset Strategy Consulting. He holds a B.A. from Yale University and is a CFA charter holder.

Discussion of the Subadvisory Agreement

A copy of the Subadvisory Agreement is attached to this Proxy Statement as Exhibit A.  The following description of the Subadvisory Agreement is only a summary; however, all material terms of the Subadvisory Agreement have been included in the summary.  You should refer to Exhibit A for the Subadvisory Agreement, and the description set forth in this Proxy Statement of the Subadvisory Agreement is qualified in its entirety by reference to Exhibit A.

Subadvisory Services.  The Subadvisory Agreement provides that the subadviser will serve as the Fund’s subadviser and, subject to Madison’s supervision, will manage the Fund’s portfolio assets.  The subadviser will provide continuous advice and recommendations concerning the Fund’s investments and will be responsible for selecting the broker-dealers who execute the portfolio transactions.  The subadviser will be responsible for voting proxies relating to the securities held by the Fund. Additionally, the subadviser will provide services in accordance with the Fund’s investment policies and restrictions and will manage the Fund in accordance with the Trust’s compliance policies and procedures.

Management Fees.  Pursuant to the Subadvisory Agreement, Madison will pay the subadviser at an annual rate of 0.80% of the Fund’s average daily net assets.

Duration and Termination.  The Subadvisory Agreement will continue in effect for two years from the effective date of July 1, 2011, and thereafter for successive periods of one year, subject to annual approval as required by the 1940 Act.  The Subadvisory Agreement will begin for the Fund after it has been approved in accordance with the 1940 Act and after the Subadvisory Agreement has been executed.  The Subadvisory Agreement provides that it may be terminated, without penalty, at any time on 60 days’ prior written notice by vote of the majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, or by Madison or NorthRoad upon 60 days’ written notice to the Fund.

Payment of Expenses.  The Subadvisory Agreement provides that the subadviser will pay all expenses incurred by it in connection with its activities under the agreement.

Limitation on Liability.  The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the subadviser or its officers, directors or employees, or reckless disregard by subadviser of its duties, the subadviser shall not be liable to Madison, the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent provided by law concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Board Approval and Recommendation

The Board, including a majority of the Independent Trustees, approved the Subadvisory Agreement at a meeting held on April 26, 2011.  In reaching its decision, the Board considered the presentation by NorthRoad and information received at the meeting.  These materials included NorthRoad’s Form ADV and Code of Ethics, information regarding NorthRoad’s compliance program, personnel and financial condition, review by and consultation with the Independent Trustees’ independent legal counsel and NorthRoad’s responses to detailed requests submitted on behalf of the Board.  The Board recognized that NorthRoad is an affiliate of Madison.  Therefore, the Board considered that NorthRoad would be subject to Madison’s general management, legal, compliance and investment management oversight.  Additionally, the Board reviewed the subadvisory fees that would be payable by Madison under the Subadvisory Agreement and compared them with those paid for management of other mutual fund international portfolios.  The Board also reviewed the performance of other accounts managed by NorthRoad against relevant benchmark indices.  In approving the Subadvisory Agreement on April 26, 2011, the Board considered the following factors and made the following conclusions:

Nature, Extent and Quality of the Services Provided.  The Board reviewed and considered NorthRoad’s non-US equity investment strategy and experience as an international manager.  The Board considered the experience, qualifications and background of the key personnel, including compliance personnel, who will provide investment management services to the Fund.  The Board considered the overall resources available to NorthRoad and its   financial condition.  The Board took into account that NorthRoad’s responsibilities would be to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies, as well as select broker-dealers to execute portfolio transactions.  The Board concluded that the nature, extent and quality of the services to be provided by NorthRoad to the Fund were appropriate and that the Fund was likely to benefit from services provided by NorthRoad under the Subadvisory Agreement.

Investment Performance of NorthRoad.  The Board reviewed historical performance data for NorthRoad’s international equity composite.  The Board concluded that NorthRoad appeared to have an effective international equity investment process.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fee payable by Madison to NorthRoad under the Subadvisory Agreement.  The Board also reviewed information regarding NorthRoad’s fee structure against the fee structures of similarly-situated funds determined to be comparable to the Fund.  The Board determined that the subadvisory fee was appropriate.  In evaluating the subadvisory fee, the Board noted that the fee is paid by Madison and, therefore, the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

The Board also compared the proposed subadvisory fee with the investment advisory fee paid by other international equity funds managed by affiliates of Madison and recognized that the proposed fee was lower than the fees paid by the other funds.  Likewise, based on the current size of the Fund, the fee was lower than that paid by other institutional clients of NorthRoad.

Costs and Profitability.  In considering the profitability to the Subadviser of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreement will be paid by Madison out of the advisory fees that it receives under the Advisory Agreement.  For this reason, the profitability to the Subadviser of its relationship with the Fund was not a material factor in the Board’s deliberations at this time.

Economies of Scale.  The Board took into consideration the fact that the Fund’s proposed subadvisory fee does not include breakpoints that would reflect economies of scale as Fund assets increase.  However, the Board noted the current size of the Fund and determined that the addition of breakpoints to the subadvisory fee would not benefit the Fund at this time.

Benefits to NorthRoad.  The Board considered information presented regarding any benefits to NorthRoad from serving as subadviser to the Fund (in addition to the subadvisory fee).  The Board recognized the reputational benefits that may be realized by NorthRoad from its management of the Fund.  The Board further recognized that NorthRoad may obtain research in connection with Fund brokerage transactions that it could utilize in connection with the management of clients accounts in addition to the Fund.  The Board concluded that, taking into account these potential benefits to NorthRoad for its management of the Fund, the subadvisory fee was reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the Subadvisory Agreement were reasonable and in the best interest of the shareholders of the Fund.  Accordingly, the Board recommends that shareholders of the Fund vote FOR the approval of the Subadvisory Agreement.

PROPOSAL 2

APPROVAL OF THE AMENDED AND RESTATED ADVISORY AGREEMENT BETWEEN

MADISON AND THE FUND

At the Meeting, shareholders of the Fund will be asked to approve an Amended Advisory Agreement, to become effective following shareholder approval at the Meeting.  The Amended Advisory Agreement contains identical terms with respect to the Fund’s Current Advisory Agreement but for increasing the fee paid to Madison with regard to the Fund’s management from 0.75% to 0.80% of average net assets (annualized) and authorizing Madison to engage a subadviser to manage the Fund.

The Board last approved the Current Advisory Agreement with regard to the Fund on July 28, 2010 as part of its annual review and approval, a discussion of which is contained in the Fund’s Annual Report for the period ended December 31, 2010 (the “Annual Report”), which is incorporated herein by reference.  The Annual Report was previously provided to all shareholders of the Fund on or about March 1, 2011.  The Fund will provide to you, without charge, upon written or oral request at the address and telephone numbers on the first page of this Proxy Statement, by first class mail or other equally prompt means within one business day of receipt of such request, an additional copy of the Annual Report.

The Current Advisory Agreement (or a precursor to the current form of this agreement) was first approved by the Fund’s initial shareholder contemporaneously with the inception of the Fund.

Compensation Paid to Madison

Upon approval of the Amended Advisory Agreement, the investment advisory fee paid by the Fund would increase from 0.75% to 0.80% of average net assets (annualized).  At the same time, the Amended Services Agreement will become effective, which decreases the fees for administrative services paid to Madison from 0.50% to 0.35% of average net assets (annualized).  As a result of this change, the Fund’s total expense ratio will decrease from 1.25% to 1.15% of average net assets (annualized).

The following tables show the current fees being paid by the Fund (“Current Fees”) and the pro forma fees that would be paid under the Amended Advisory Agreement (“Pro Forma Fees”), together with examples of the amount of fees a shareholder will pay under the current and proposed fee structures.

Shareholder Fees: (fees paid directly from your investment)	Current Fees	Pro Forma Fees
Maximum sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Current Fees	Pro Forma Fees
Management fee	0.75%	0.80%
Distribution (12b-1) fees	None	None
Other expenses	0.50%	0.35%
Total annual fund operating expenses	1.25%	1.15%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Current Fees	$127	$397	$686	$1,511
Pro Forma Fees	$117	$365	$633	$1,398

For the fiscal year ended December 31, 2010, Madison received $10,200 as compensation for its advisory services to the Fund.  Had the proposed fee been in effect for the fiscal year ended December 31, 2010, Madison would have received $10,880.  This represents an aggregate additional payment of $680.

There were no brokerage commissions paid by the Fund to affiliated brokers for the Fund’s fiscal year ended December 31, 2010 or to date.

The Fund paid an additional $6,800 to Madison for all remaining expenses for the fiscal year ended December 31, 2010, including custody, fund accounting, fund administration, transfer agency, audit, tax, legal, compliance and applicable federal and state registration or notice filing fees pursuant to a services agreement between Madison and the Fund. These services will continue to be provided pursuant to the Amended Services Agreement if the Amended Advisory Agreement is approved.

Information about Madison

Madison manages the Madison Mosaic Family of Mutual Funds. Madison is located at 550 Science Drive, Madison, Wisconsin 53711.  Madison provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, Madison provides advice to individual accounts, institutional accounts, and, with its affiliate MAM, to the MEMBERS Mutual Funds family of mutual funds and the Ultra Series Fund. MAM also serves as investment adviser to individual and institutional accounts and as investment adviser and subadviser, respectively, to the Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund.  As of March 31, 2011, Madison and its affiliates had in excess of approximately $15 billion under management.

Executive Officers and Directors of Madison.  The four principal officers and directors of Madison are listed below.  They are located at 550 Science Drive, Madison, Wisconsin 53711.

Name	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Katherine L. Frank
Madison Investment Holdings, Inc. (“MIHI”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; Managing Director and Vice President, 1986 – 2010

Madison Asset Management, LLC (“MAM”), Executive Director and Chief Operating Officer, 2010 – Present; Vice President, 2004 –2010

Madison Investment Advisors, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 – Present; President, 1996 – 2010

Madison Mosaic Funds (13), President, 1996 – Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 – Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 – Present

Trustee of Madison Mosaic Funds (all but the Madison Mosaic Equity Trust), 2001 – Present; Madison
Strategic Sector Premium Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 – Present

Frank E. Burgess
MIHI, Founder, Executive Director and President, 2010 – Present; Managing Director and President, 1973 –2010

MAM, Executive Director and President, 2010 – Present; President, 2004 – 2010

Madison, Executive Director and President, 2010 – Present

Madison Mosaic Funds (13), Vice President, 1996 – Present; Madison Strategic Sector Premium Fund, Vice President, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present

Madison Mosaic Funds (13), 1996 – Present; Madison
Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005  – Present

Capitol Bank of Madison, WI, 1995 – Present

American Riviera Bank of Santa Barbara, CA, 2006 – Present

Jay R. Sekelsky
MIHI, Executive Director and Chief Investment Officer, 2010 – Present; Managing Director and Vice President, 1990 –2010

MAM, Executive Director and Chief Investment Officer, 2010 – Present

Madison, Executive Director and Chief Investment Officer, 2010 – Present; Vice President, 1996 – 2010

Madison Mosaic Funds (13), Vice President, 1996 – Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 – Present;
MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present
N/A
Michael Schlageter
MIHI, Executive Director and Chief Marketing Officer, 2010 – Present; Managing Director and Vice President, 1986 –2010

MAM, Executive Director and Chief Marketing Officer, 2010 – Present

Madison, Executive Director and Chief Marketing Officer, 2010 – Present; Vice President, 1986 – 2010

N/A

Kay Frank serves as President of the Fund, Frank Burgess serves as a Trustee and a Vice President of the Fund, and Jay Sekelsky serves as a Vice President of the Fund.  Other officers of Madison who serve as officers of the Fund are (in alphabetical order): Holly Baggot, Secretary of the Fund and Vice President of Madison; Greg Hoppe, Treasurer of the Fund and Vice President of Madison; Pamela Krill, Chief Legal Officer and Assistant Secretary of the Fund and General Counsel and Chief Legal Officer of Madison; Paul Lefurgey, Vice President of the Fund and Vice President and Managing Director of Madison; and Richard Mason, Chief Compliance Officer and Assistant Secretary of the Fund and Chief Compliance Officer and Corporate Counsel of Madison.

Parents of Madison.  Madison Asset Management, LLC (“MAM”), a subsidiary of Madison Investment Holdings, Inc. (“MIHI”), holds 100% of the voting securities of Madison.  MIHI holds 100% of the voting securities of MAM.  The principal business address of MAM and MIHI is 550 Science Drive, Madison, Wisconsin 53711.

Madison does not serve as investment adviser with respect to any other Fund having a similar investment objective as the Fund.  Madison’s affiliate, MAM, serves in that capacity for the following funds:

Fund	Asset Size as of March 31, 2011	Management Fee
MEMBERS International Stock Fund	$89,293,522	1.05%*
Ultra Series International Stock Fund	$106,505,116	1.20%*

_______
* The investment adviser to these funds (MAM) pays a portion of this fee to an unaffiliated subadviser.

Changes to the Advisory Agreement

A copy of the proposed Amended Advisory Agreement is attached to this Proxy Statement as Exhibit B.  The proposed changes reflected in the Amended Advisory Agreement are described elsewhere in this Proxy Statement and consist of the following two items:  (1) increasing the fee paid with regard to the Fund’s management from 0.75% to 0.80% of average net assets (annualized), and (2) authorizing Madison to engage a subadviser to manage the Fund.  You should refer to Exhibit B for the Amended Advisory Agreement, which is incorporated in this Proxy Statement in its entirety by reference to Exhibit B.

Board Approval and Recommendation

The Board, including a majority of the Independent Trustees, approved the Amended Advisory Agreement at a meeting held on April 26, 2011.  In reaching its decision, the Board considered the matters set forth in Proposal 1 above regarding the appointment of NorthRoad as subadviser to the Fund and the change in the Fund’s investment objectives and strategies.  The Board considered its rationale for its approval of the renewal of the Current Advisory Agreement at its meeting in July 2010, as set forth in the Annual Report incorporated herein by reference.  The Board also took into consideration Madison’s new responsibilities with respect to the new subadviser, including oversight of the subadviser’s compliance with Fund policies, federal and state laws, brokerage transactions and best execution.  The Board also considered the proposed fee structure for the Fund under its proposed investment objectives and policies to be effective upon shareholder approval of the Subadvisory Agreement and the Amended Advisory Agreement.  The Board compared these fees with those paid to Madison and its affiliates for their management of other mutual fund international portfolios, as well as the management fees paid by comparable mutual funds to their advisers.  The Board considered that its rationale for renewing the Current Advisory Agreement in July 2010 had not changed and recognized, that, in sum, Madison, as, investment adviser, had agreed to increase its subsidy of the Fund’s expenses by agreeing to reduce the amount of fees the Fund will pay under its Amended Services Agreement by 0.15% of average daily net assets (annualized).  As a result, the Fund’s total annual operating expenses would fall by 0.10%.  As such, the Board accepted its prior considerations regarding the nature, extent and quality of the services provided  by Madison set forth in the Annual Report.

The Board also reviewed the historical performance of the Fund and noted that it receives quarterly reports of the Fund’s performance in relation to relevant benchmarks.  The Board recognized that by appointing NorthRoad as the Fund’s subadviser, it was considering the investment performance of Madison’s NorthRoad affiliate in reviewing historical performance data for NorthRoad’s international equity composite.  The Board concluded that NorthRoad appeared to have an effective international equity investment process.

The Board considered the proposed profitability to Madison of the subadvisory arrangement and noted that Madison would pay 100% of its management fee to NorthRoad for its subadvisory services.  The Board also took into account the costs for other services to be provided to the Fund by Madison pursuant to the Amended Services Agreement. The Board accepted its prior considerations regarding the costs and profitability of the Fund to Madison as set forth in the Annual Report, recognizing that the lower total annual operating expense ratio was in the best interest of Fund shareholders.  The Board also recognized that this was a matter it would shortly reconsider in connection with its annual review of the Amended Advisory Agreement in July 2011.

The Board accepted its prior considerations set forth in the Annual Report that, at its current size, it was premature to discuss any economies of scale with respect to the Fund. The Board also recognized that this was a matter it would reconsider in connection with its annual review of the Amended Advisory Agreement.

Finally, the Board accepted its prior considerations regarding other benefits to Madison as set forth in the Annual Report, and determined that these would not change as a result of the proposed changes resulting from the Amended Advisory Agreement. Specifically, the Board recognized that NorthRoad, as an affiliate of Madison, may obtain research in connection with Fund brokerage transactions that it could utilize in connection with the management of clients accounts in addition to the Fund.  The Board also noted that NorthRoad was a majority-owned subsidiary of MAM, the parent company of Madison, and considered the profitability to MIHI of NorthRoad and Madison’s management of the Fund.  The Board concluded that, taking into account these potential benefits, the advisory fee was reasonable.

The Board compared the proposed fee with the investment advisory fee paid by other international equity funds managed by affiliates of Madison and recognized that the proposed fee was lower than the fees paid by the other funds.  Likewise, based on the current size of the Fund, the fee was lower than that paid by other institutional clients of NorthRoad.

On the basis of its review of the foregoing information, the Board found that the terms of the Amended Advisory Agreement were fair and reasonable and in the best interest of the shareholders of the Fund.  Accordingly, the Board recommends that shareholders of the Fund vote FOR the approval of the Amended Advisory Agreement.

ADDITIONAL INFORMATION

Transaction Costs Due to Restructuring

If the Proposals are approved by shareholders, the Fund will restructure its portfolio from one intended to meet its current objectives and strategies (long-term growth by investing in the common stock of small and mid-sized companies) to one intended to meet the changed investment and strategies (capital appreciation by investing in non-U.S. companies with the intent being that, under normal market conditions, such investments will consist of securities of companies with a market capitalization of approximately $3 billion or greater that are domiciled in countries other than the U.S.).  The Fund will incur transaction costs in the course of restructuring the portfolio.  These costs will be paid by the Fund.  Based upon the Fund’s portfolio as of April 30, 2011, we estimate these costs to be approximately $3,000.

The Fund may realize gains or losses upon the restructuring of the Fund.  To the extent recognized gains exceed losses by the end of the Fund’s fiscal year on December 31, 2011, such amounts will be distributed to shareholders as taxable income.

Voting Information

Record Date.  Only shareholders of record at the close of business on May __, 2010 (the “Record Date”) will be entitled to vote at the Meeting and at any postponement or adjournment thereof.  As of the Record Date, _______________ shares of the Fund were issued and outstanding.

Quorum.  In order for a vote on a Proposal to be taken at the Meeting, there must exist a quorum of shareholders of the Fund eligible to vote at the Meeting.  The presence at the Meeting, in person or by proxy, of shareholders representing one-fourth of the total number of shares of the Fund outstanding and entitled to vote constitutes a quorum for the Meeting.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum to transact business is not present at the Meeting, or the vote required to approve one or both of the Proposals is not obtained, the chairman of the Meeting, in order to permit the further solicitation of proxies, may adjourn the Meeting with respect to the relevant Proposal(s) from time to time to a later date without further notice other than announcement at the Meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.

Vote Required to Pass Proposal.  In order for the proposed Subadvisory Agreement and the proposed Amended Advisory Agreement to be approved, the Subadvisory Agreement and the Amended Advisory Agreement must each be approved by the holders of a “majority of the outstanding voting securities” of the Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on the Proposals.

Voting Proxies.  Shareholders may provide their voting instructions in one of the following ways:

•	By mail, using the enclosed proxy card(s) and return envelope; or
•	In person at the Meeting.

If a shareholder wishes to attend the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement at that time.  Should shareholders require additional information regarding the proxy or a replacement proxy card, they may call the Trust toll-free at 1-800-767-0300.  Any proxy given by a shareholder is revocable until voted at the Meeting.

Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary of the Trust at the principal offices of the Trust shown at the beginning of this Proxy Statement), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposals referred to in the Proxy Statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Meeting.

The Board, at any time, may elect to withdraw the Proposals from consideration at the Meeting.  A decision to withdraw the Proposals may arise if, because of changed circumstances, the Proposals are no longer necessary or appropriate.  Should the Board elect to withdraw the Proposals, the Proposals will not be presented at the Meeting, and any proxies received regarding that Proposals will not be voted.  If time permits, shareholders will be notified if the Proposals are withdrawn.

Other Shareholder Information.  As of the Record Date, the officers and trustees of the Trust, as a group, beneficially owned 21.17% of the outstanding shares of the Fund.  Madison and the employees and officers of Madison, through their retirement plans identified below, control the Fund.

As of the Record Date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Fund:

Shareholder Name and Address	Percent of Shares Held
Madison Investment Holdings, Inc., Madison, WI 53711	37.51%
Madison Investment Advisors, Inc. ESOP Plan, Madison, WI 53711*	30.06%
Madison Investment Advisors, Inc. Profit Sharing Plan & Trust, Madison, WI 53711*	19.83%
_______
* The Trust believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares. The beneficial owners of such shares are officers and employees of Madison.

Principal Underwriter and Other Service Providers

Mosaic Funds Distributor, LLC, located at 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258, acts as the principal underwriter of the Fund’s shares (the “Distributor”).  The Distributor and Madison are affiliates.

 U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207, serves as the Fund’s transfer agent and custodian. Madison serves as the Fund’s administrator.

Shareholder Proposals for Subsequent Meetings

The Fund does not hold annual shareholders meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Fund’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

Under Massachusetts law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the Proposals, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

Dated: May __, 2011

Exhibit A

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT (“Agreement”), effective as of this 1st day of July, 2011, by and between Madison Investment Advisors, LLC, a Wisconsin limited liability company (the “Adviser”), and NorthRoad Capital Management LLC, a New York limited liability company (the “Sub-Adviser”).

Adviser and Sub-Adviser agree as follows:

1. Appointment of Sub-Adviser.  Adviser hereby engages the services of Sub-Adviser in connection with Adviser’s management of the NorthRoad International Fund (the “Portfolio”), a series of Madison Mosaic Equity Trust (the “Trust”).  Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the Board of Trustees (the “Trustees”) of the Trust, Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio as requested by Adviser.  Sub-Adviser hereby accepts employment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

2.	Sub-Adviser’s Duties.

A.
Sub-Adviser shall furnish continuously an investment program for the Portfolio and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio shall be held in various securities, cash or other investments.  In this connection, Sub-Adviser shall provide Adviser and the officers and Trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding Sub-Adviser’s management of the Portfolio’s assets.

B.
Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (i) the Portfolio’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (ii) such policies or directives as the Trust’s Trustees may from time to time establish or issue, and (iii) applicable law and related regulations.  Adviser shall promptly notify Sub-Adviser of changes to (i) or (ii) above and shall notify Sub-Adviser of changes to (iii) above promptly after it becomes aware of such changes.

C.
Sub-Adviser and Adviser acknowledge that Sub-Adviser is not the compliance agent for the Trust or for Adviser, and does not have access to all of the Trust’s or the Portfolio’s books and records necessary to perform certain compliance testing.  To the extent that  Sub-Adviser has agreed to perform the services specified in this Agreement in accordance with the Trust’s registration statement, the Trust’s Declaration of Trust, the Portfolio’s prospectus and any policies adopted by the Trustees applicable to the Portfolio, and in accordance with applicable law, Sub-Adviser shall perform such services based upon its books and records with respect to the Portfolio, which comprise a portion the Portfolio’s books and records, and upon information and written instructions received from the Trust or Adviser, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the policies of the Trustees and applicable law based upon such books and records and such information and instructions provided by the Trust or Adviser.  Adviser shall promptly provide Sub-Adviser with copies of the Trust’s registration statement, the Trust’s Declaration of Trust, the Portfolio’s currently effective prospectus and any written policies or procedures adopted by the Trustees applicable to the Portfolio and any amendments or revisions thereto.

3.           Brokerage Discretion.  Sub-Adviser shall have full and complete discretion to establish brokerage accounts with one or more brokers, dealers or other financial intermediaries as Sub-Adviser may select, including those which from time to time may furnish to Sub-Adviser or its affiliates statistical and investment research information and other services.  Sub-Adviser will place orders with or through such brokers, dealers or other financial intermediaries in accordance with Sub-Adviser’s brokerage policies and the policy with respect to brokerage set forth in the Trust’s registration statement or as the Trustees or Adviser may direct from time to time, in conformity with federal securities laws.  On occasions when Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of Sub-Adviser, Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, will be made by Sub-Adviser in the manner Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

4.           Proxy Voting.  Unless Adviser gives Sub-Adviser written instructions to the contrary, Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested.  Sub-Adviser shall not file class action claims or derivative shareholder claims on behalf of the Portfolio.  However, should Sub-Adviser become aware of such claims, Sub-Adviser shall promptly provide all relevant information to the Portfolio’s custodian.

5.           Services Not Exclusive.  Sub-Adviser’s services under this Agreement are not exclusive. Sub-Adviser may provide the same or similar services to other clients.  Sub-Adviser shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Trust or the Portfolio or otherwise be deemed an agent of Adviser, the Trust or the Portfolio.

6.           Compensation.  For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month, a fee based on the average daily net assets of the Portfolio at the annual rate of 0.80%.  Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth above (1/366th in leap years).  For the purposes of accruing compensation, the net assets of the Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.  In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within 30 business days of the date of termination.  During any period when the determination of net asset value is suspended, the net asset value of the Portfolio as the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

7.           Books and Records.

A.
Sub-Adviser shall maintain all books and records with respect to the Portfolio’s transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and shall render to Adviser such periodic and special reports as Adviser may reasonably request.

B.
Sub-Adviser agrees that all books and records which it maintains for the Portfolio or the Trust pursuant to this section are the property of the Trust and further agrees to surrender promptly to Adviser or the Trust any such books, records or information upon Adviser’s or the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at Sub-Adviser’s offices.  Adviser and the Trust or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to the Portfolio or the Trust.  Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Trust, however, Sub-Adviser may retain a copy of such documents.

8.           Cooperation.  Adviser and Sub-Adviser shall cooperate with each other in providing information, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Portfolio, Adviser and Sub-Adviser in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either Adviser or Sub-Adviser reasonably believes the regulatory or administrative body does not have the authority to request or is the privileged or confidential information of Adviser or Sub-Adviser.

9.           Confidentiality.  Each party to this Agreement agrees that it will not disclose or use any records or information of the other party (the “Non-Disclosing Party”) obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any non-public information obtained pursuant to this Agreement and disclose such information only if Non-Disclosing Party (or the Trust, in cases where the Non-Disclosing Party is the Adviser) has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

10.           Standard of Care.  In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser or its officers, directors or employees, or reckless disregard by Sub-Adviser of its duties under this Agreement, Sub-Adviser shall not be liable to Adviser, the Portfolio, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

11.           Representations and Warranties.

A.	Adviser represents and warrants that:

(1)
Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Adviser shall remain so registered throughout the term of this Agreement and shall notify Sub-Adviser immediately if Adviser ceases to be so registered as an investment adviser;

(2)
Adviser is a limited liability company duly organized and validly existing under the laws of the State of Wisconsin with the power to own and possess its assets and carry on its business as it is now being conducted;

(3)
The execution, delivery and performance by Adviser of this Agreement are within Adviser’s powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of Adviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under:  (a) any provision of applicable law, rule or regulation; (b) Adviser’s Articles of Organization or Operating Agreement; or (c) any agreement, judgment, injunction, order, decree or other instruments binding upon Adviser;

(4)	This Agreement is a valid and binding agreement of Adviser;

(5)
Adviser’s Form ADV is publicly available at www.adviserinfo.sec.gov.  Adviser represents that it will notify Sub-Adviser, within a reasonable time after filing any material amendment to its Form ADV with the SEC.  The information contained in Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; and

(6)
Adviser acknowledges that it received a copy of Sub-Adviser’s current Form ADV Part II or disclosure brochure in lieu thereof, at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Trust.

B.	Sub-Adviser represents and warrants that:

(1)
Sub-Adviser is registered with the SEC under the Advisers Act.  Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser;

(2)
Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

(3)
The execution, delivery and performance by Sub-Adviser of this Agreement are within Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of Sub-Adviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under:  (a) any provision of applicable law, rule or regulation; (b) Sub-Adviser’s Articles of Organization or Operating Agreement; or (c) any agreement, judgment, injunction, order, decree or other instruments binding upon Sub-Adviser;

(4)	This Agreement is a valid and binding Agreement of Sub-Adviser;

(5)
Sub-Adviser’s Form ADV is publicly available at www.adviserinfo.sec.gov. Sub-Adviser represents that it will notify the Adviser within a reasonable time after filing any material amendment to its Form ADV with the SEC.  The information contained in Sub-Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.

12.           Use of Name.  Adviser will not use, and will not permit the Trust to use, Sub-Adviser’s name (or that of any affiliate) or any derivative thereof or logo associated therewith in Trust literature without prior approval by Sub-Adviser; provided, however, that Adviser and the Trust have Sub-Adviser’s permission to use Sub-Adviser’s name as part of the name of the Portfolio.

13.           Term of Agreement; Termination; Amendment.

A.
This Agreement shall not become effective unless and until it is approved by the Trustees, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement.  This Agreement shall come into full force and effect on the date which it is so approved.  This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (i) the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

B.
This Agreement may be terminated at any time without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to Adviser and Sub-Adviser, or by Adviser, or Sub-Adviser, on 60 days’ written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between Adviser and the Trust regarding Adviser’s management of the Portfolio.

C.
This Agreement may be amended by either party only if such amendment is specifically approved by a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

14.           Defined Terms.  The terms “assignment,” “affiliated person,” “interested person,” and “majority of the outstanding voting securities,” when used in this Agreement, shall have the respective meanings specified in the 1940 Act.

15.           Governing Law.  This Agreement shall be construed in accordance with laws of the State of Wisconsin, and applicable provisions of the 1940 Act and the Advisers Act.

16.           Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

[Signature block intentionally omitted]

Exhibit B

AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT

This Agreement is made as of this 1st day of July, 2011, by and between MADISON INVESTMENT ADVISORS, LLC, a Wisconsin limited liability company having its principal place of business in Madison, Wisconsin (the “Adviser”), and MADISON MOSAIC EQUITY TRUST, a Massachusetts business trust created pursuant to a Declaration of Trust filed with the Clerk of the City of Boston, Massachusetts (the “Trust”).

The parties hereto, intending so to be legally bound, agree with each other as follows:

1. Appointment and Acceptance. The Trust hereby appoints the Adviser to manage the investment of its assets and to administer its affairs; and the Adviser hereby accepts such appointment. The Adviser shall employ its best efforts to supervise the investment management of the Trust. Subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Investment Advisers Act of 1940, as amended, the Manager may retain any affiliated or unaffiliated parties including, but not limited to, investment adviser(s) and/or investment sub-adviser(s), to perform any or all of the services set forth in this Agreement.

2. Discretion of the Adviser. In the performance of its duties hereunder, the Adviser shall have full authority to act as it deems advisable, except that it shall be bound by the terms of the Declaration of Trust and By-Laws of the Trust, and by any written direction given by the Trustees of the Trust not inconsistent with this Agreement; and it shall be guided by the investment policies of the Trust from time to time duly in effect. Subject only to the foregoing, the Adviser shall have full authority to purchase and sell securities for the Trust; the Adviser may determine the persons with whom such securities transactions are to be made and the terms thereof.

3. Other Activities of the Adviser. The Adviser and any of its affiliates shall be free to engage in any other lawful activity, including the rendering to others of services similar to those rendered to the Trust hereunder; and the Adviser or any interested person thereof shall be free to invest in the Trust as a shareholder, to become an officer or Trustee of the Trust if properly elected, or to enter into any other relationship with the Trust approved by the Trustees and in accordance with law.

The Adviser agrees that it will not deal with itself or with any affiliated person or promoter or principal underwriter of the Trust (or any affiliated person of the foregoing) acting as a principal, in effecting securities transactions for the account of the Trust. It is further agreed that in effecting any such transaction with such a person acting as a broker or agent, compensation to such person shall be permitted, provided that the transaction is in the ordinary course of such person’s business and the amount of such compensation does not exceed one percent of the purchase or sale price of the securities involved.

If the Adviser or any affiliate thereof provides any other goods or services which otherwise would be paid for by the Trust pursuant to this Agreement, then the Trust shall pay the Adviser or such affiliate the cost reasonably allocated by the Adviser or affiliate to such goods or services.

4. Investment by Adviser. The Adviser shall not take, and shall not permit any of its shareholders, officers, directors or employees to take long or short positions in the shares of the Trust, except for the purchase of shares of the Trust for investment purposes at the same price as that available to the public at the time of purchase, or in connection with the original capitalization of the Trust. In connection with purchases or sales of portfolio securities for the account of the Trust, neither the Adviser nor any officer, director or employee of the Adviser shall act as a principal or receive any commission therefor.

5. Expenses of the Trust. The Trust shall pay all of its expenses not expressly assumed by the Adviser herein. Without limitation, the expenses of the Trust, assumed by the Trust hereby, shall include the following:

a. Expenses related to the continued existence of the Trust.

b. Fees and expenses of the Trustees (except those affiliated with the Adviser), the officers and the administrative employees of the Trust.

c. Fees paid to the Adviser hereunder.

d. Fees and expenses of preparing, printing and distributing official filings, reports, prospectuses and documents required pursuant to applicable state and Federal securities law and expenses of reports to shareholders.

e. Fees and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars, and similar agents.

f. Expenses related to the issuance, registration, repurchase, exchange and redemption of shares and certificates representing shares.

g. Auditing, accounting, legal, insurance, portfolio administration, association membership, printing, postage, and other administrative expenses.

h. Expenses relating to qualification or licensing of the Trust, shares in the Trust, or officers, employees and agents of the Trust under applicable state and Federal securities law.

i. Expenses related to shareholder meetings and proxy solicitations and materials.

j. Interest expense, taxes and franchise fees, and all brokerage commissions and other costs related to purchase and sales of portfolio securities.

In addition, the Trust shall assume all losses and liabilities incurred in the administration to the Trust and of its investment portfolio; and it shall pay such non-recurring expenses as may arise through litigation, administrative proceedings, claims against the Trust, the indemnification of Trustees, officers, employees, shareholders and agents, or otherwise.

6. Compensation to the Adviser. For its services hereunder, the Trust shall pay to the Adviser a management fee equal to the percentage (per annum) as set forth below of the average daily net assets of the applicable series of the Trust:

Series of Trust	Annual Management Fee
Investors Fund	0.75% on the first $100 million of net assets, and 0.60% on net assets in excess of $100 million
Mid-Cap Fund	0.75%
NorthRoad International Fund	0.80%
Disciplined Equity Fund	0.75%
Balanced Fund	0.75%
Madison Institutional Equity Option Fund	*
___________

* The fee and other details relating to this fund are set forth in a separate agreement.

Such fees shall be payable monthly as of the last day of the month and shall be the sum of the daily fees calculated as one-three hundred sixty-fifth (1/365), except in leap years one-three hundred sixty-sixth (1/366), of the annual fee based upon the assets of each series calculated for the day.

With respect to any series of the Trust subsequently authorized by the Trustees, the management fee applicable thereto shall be set forth herein as mutually agreed between the parties at the time the additional series is authorized, provided such revision is approved by the Trustees, including the vote of a majority of those Trustees who are not interested persons of the Trust, cast in person at a meeting called for that purpose.

The Adviser shall have the right to waive any portion of its management fee during any period, and it may permanently reduce the amount of the fee under such terms as it may determine by written notice thereof to the Trust. The Adviser shall have the right to share its management fee with others or make payments out of its management fee to others, as it solely determines.

7. Limitation of Expenses of the Trust. In addition to investment management expenses related to the Trust, the Adviser shall pay the fees and expenses of any Trustees and officers of the Trust affiliated with the Adviser, all promotional expenses of the Trust to the extent not paid for by the Trust pursuant to a Plan of

Distribution adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, the rent expense of the Trust’s principal executive office premises, and the expenses of formation of the Trust.

The Adviser shall further reimburse the Trust for all of its expenses, excluding securities transaction commissions and expenses, taxes, interest, share distribution expenses, and extra-ordinary and non-recurring expenses, which exceed during any fiscal year the applicable expense limitation in any State or other jurisdiction in which the Trust, during the fiscal year, becomes subject to regulation by qualification or sale of its shares. Any such required reimbursement shall be made within a reasonable period following the close of the fiscal year to which it relates; and the Adviser may elect to pay all or a portion of any such reimbursement it anticipates will be required at any time or from time to time during the fiscal year to which the reimbursement relates.

8. Limitation of Adviser’s Liability. The Adviser shall not be liable for any loss incurred in connection with its duties hereunder, nor for any action taken, suffered or omitted and believed by it to be advisable or within the scope of its authority or discretion, except for acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties assumed by it under this Agreement.

9. Limitation of Trust’s Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Adviser agrees that the Trust’s obligations hereunder in any case shall be limited to the Trust and to its assets and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

10. Term of Agreement. This Agreement shall continue in effect for one year from the date of its execution; and it shall continue in force thereafter (but subject to the termination provisions below), provided that it is specifically approved at least annually by the Trustees of the Trust or by a majority vote of the outstanding securities of each series and class of the Trust’s shares with respect to which it is to continue in effect, and in either case by the vote of a majority of the Trustees who are not interested persons of the Trust, cast in person at a meeting called for that purpose.

11. Termination by Notice. Notwithstanding any provision herein, this Agreement may be terminated at any time, without penalty, by the Trustees of the Trust or, with respect to any series or class of the Trust’s shares, by the vote of a majority of the outstanding voting securities of such series or class, or by the Adviser, upon sixty days’ written notice to the other party.

12. Termination Upon Assignment. This Agreement may not be assigned by the Adviser and shall automatically terminate immediately upon any assignment. Nothing herein shall prevent the Adviser from employing any other persons or agents, including any affiliates of the Adviser, at its own expense, to assist it in the performance of its duties hereunder.

13. Name of the Trust. In consideration of its formation of the Trust and the related expenses, the Adviser has retained the rights to the name “Madison Mosaic Equity Trust” (and any similar name), which rights the Trust hereby acknowledges. The Trust, however, shall have the exclusive right to the use of the name “Madison Mosaic Equity Trust” (although its rights to the “Madison Mosaic” portion of such name shall be non-exclusive) so long as this Agreement shall remain in force, except that the Adviser may withdraw such rights from the Trust at any time, effective immediately or at a time specified, upon written notice to the Trust. In the event of such notice, the Trust agrees that it will cause the question of continuation of this Agreement to be put to a vote of the shareholders of the Trust as soon as practicable after such notice has been given.

14. Use of Terms. The terms “affiliated person”, “interested person”, “assignment”, “broker”, and “majority of the outstanding voting securities” as used herein, shall have the same meanings as in the 1940 Act and any applicable regulations thereunder.

15. Control of Adviser. The Adviser is controlled by Madison Investment Holdings, Inc. (“MIH”), a registered investment advisor located in Madison, Wisconsin. As such, it is expected that the Adviser and MIH will work closely together in the management of the portfolios including but not limited to portfolio management, research, securities trading, and other investment management responsibilities.

[Signature block intentionally omitted]

MADISON MOSAIC SMALL/MID-CAP FUND
a series of Madison Mosaic Equity Trust
Proxy for Special Meeting of Shareholders – June 27, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder(s) of the Small/Mid-Cap Fund, a series of Madison Mosaic Equity Trust (the “Trust”), hereby appoint(s) Holly S. Baggot and Greg D. Hoppe, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at 10:00 a.m., local time, on June 27, 2011, at 500 Science Drive, Madison, Wisconsin 53711, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.

Shareholder Name and Address Here
QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact us toll-free at 800-767-0300.  Representatives are available Monday through Friday 9 a.m. to 5 p.m. Central Time.

Important Notice Regarding the Availability of Proxy Materials for the Madison Mosaic Small/Mid-Cap Fund Special Meeting of Shareholders to Be Held on June 27, 2011:  The proxy statement for this meeting is available at: www.mosaicfunds.com/smidproxy.htm.

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD – DO NOT DETACH
Madison Mosaic Small/Mid-Cap Fund

Proxy for Special Meeting of Shareholders — June 27, 2011

Please vote by mail.
NOTE: Please sign exactly as your name appears on the records of Madison Mosaic Equity Trust and date this proxy card. If joint owners, each holder should sign this proxy.   When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

MAIL:	To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.	Shareholder sign here Date
Joint owner sign here Date
Madison Mosaic Small/Mid-Cap Fund

CONTROL NUMBER

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

WE NEED YOUR VOTE BEFORE JUNE 27, 2011.  Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes. This is commonly known as proxy voting.  You can do this by mail if you will not attend the meeting in person.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

Please remember to sign and date the reverse side before mailing in your vote.

This proxy is solicited by the Board of Trustees of Madison Mosaic Equity Trust, which unanimously recommends that you vote FOR the Proposals.  Please vote by checking the appropriate box.

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD – DO NOT DETACH
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1.	To approve a subadvisory agreement between NorthRoad Capital Management LLC and Madison Investment Advisors, LLC.For [ ] Against [ ] Abstain [ ]

2.	To approve the amended and restated advisory agreement between the Trust and Madison Investment Advisors, LLC.For [ ] Against [ ] Abstain [ ]

3.	To vote on such other matters that may properly come before the Meeting or any adjournments or postponements thereof.For [ ] Against [ ] Abstain [ ]

THANK YOU FOR YOUR PARTICIPATION.